Exhibit 99.1

                        FIRST AMENDMENT TO LOAN AGREEMENT
                        ---------------------------------

      THIS AMENDMENT TO LOAN AGREEMENT is made as of the 29th day of January 2007 (the "Agreement"), by and among RANOR, INC., a corporation organized under the State of Delaware with its chief executive office, principal place of business and mailing address at One Bella Drive, Westminster, Massachusetts 01473 (, the "Borrower") and SOVEREIGN BANK, a federal savings bank with a usual place of business at 1010 Farmington Avenue, West Hartford, Connecticut 06107 (the "Lender").

                              W I T N E S S E T H:


      WHEREAS, Lender and Borrower entered into a certain loan transaction in the amount of $5,000,000.00 as evidenced by a Loan and Security Agreement dated February 24, 2006 (the "Loan Agreement"); and


      WHEREAS, the obligations of the Borrower under the Loan Agreement are evidenced by a certain Revolving Promissory Note in the amount of $1,000,000 (the "Revolving Note") and a certain Term Promissory Note in the amount of $4,000,000 (the "Term Note") from Borrower to the order of Lender, each dated February 24, 2006 (collectively, the "Note"); and


      WHEREAS, Lender and Borrower have agreed to increase the amount of the loan and to make certain other modifications to the Loan Agreement as set forth herein.


      NOW THEREFORE, in consideration of the foregoing, and in consideration of $1.00 and other valuable consideration received to the full satisfaction of the Borrower, the Borrower and the Lender hereby agree as follows:


      1. Section 1.19 of the Loan Agreement is amended to read in its entirety as follows:


      "1.19 Note. - means, collectively, the Revolving Note, the Term Promissory Note and the CapEx Note as defined in Section 2 below."

      2. Effective as of the date of this Agreement, the first sentence of
Section 2.15, Conditions Precedent to Advances, of the Loan Agreement is amended to read in its entirety as follows:

      "The obligation of the Lender to make the initial advance under the Revolving Loan and the CapEx Loan to the Borrower is subject to the conditions precedent that the events or documents required to take place or be executed and delivered to the Lender have taken place or have been executed and delivered to Lender, as the case may be, in form and substance satisfactory to the Lender and its counsel."

      3. Section 2 of the Loan Agreement is amended to include the following:

      "2.16 CapEx Loan. The Lender may loan to the Borrower, and the Borrower may borrow from the Lender, from the date hereof through January 31, 2008, up to Five Hundred Thousand Dollars ($500,000.00) (the "CapEx Loan") for the purpose of acquiring capital assets and equipment. Assets to be acquired hereunder shall be free of all liens other than the Lender's. Each advance shall not exceed 80% of the actual purchase price of the asset. At the time of each request for an advance hereunder, Borrower shall provide to Lender copies of purchase orders, invoices, and any other documentation reasonably required by Lender to evidence the purchase of such asset and its purchase price. All advances hereunder shall be evidenced by a promissory note of even date herewith (the "CapEx Note") which shall provide for the payment of interest only monthly through February 1, 2008, and thereafter no further borrowings shall be permitted under the CapEx Line. The CapEx Note shall further provide that commencing March 1, 2008 and on the first Banking Day of each month thereafter Borrower shall pay principal and interest on the CapEx Loan in an amount sufficient to amortize the outstanding balance thereunder on a five (5) year schedule.

      Each advance shall be recorded in an account on the Lender's books in which shall also be recorded accrued interest on advances, payments on such advances, and other appropriate debits and credits as herein provided, and such account shall constitute prima facie evidence of the information contained therein."

      4. All references to the Revolving Note in the Loan Agreement shall hereafter mean the Amended and Restated Revolving Promissory Note of even date herewith by Borrower in favor of Lender.


      5. Except as modified herein, the Loan Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be executed as of the date first set forth above.


                                        SOVEREIGN BANK


                                        By: /s/ Christopher T. Phelan
                                            ------------------------------------
                                               Christopher T. Phelan
                                               Its Senior Vice President
                                               Duly Authorized

                                        BORROWER

                                        RANOR, INC.


                                        By: /s/ James G. Reindl
                                            ------------------------------------
                                               James G. Reindl
                                               Its Chairman
                                               Duly Authorized


The foregoing has been read and consented to by the following Guarantor:

                                        TECHPRECISION CORPORATION
                                        f/k/a LOUNSBERRY HOLDINGS II, INC.


                                        By: /s/ James G. Reinld
                                            ------------------------------------
                                                James G. Reindl
                                                Its Chairman and CEO
                                                Duly Authorized

                 AMENDED AND RESTATED REVOLVING PROMISSORY NOTE
                 ----------------------------------------------

      FOR VALUE RECEIVED, RANOR, INC., a Delaware corporation, with its chief executive office and principal place of business at One Bella Drive, Westminster, MA 01473 (hereinafter called "Borrower") promises to pay to the order of SOVEREIGN BANK, (hereinafter called "Lender") at its offices at 1010 Farmington Avenue, West Hartford, CT 06107 or at such other place as the holder of this note may from time to time designate in writing, the principal sum of ONE MILLION DOLLARS ($1,000,000.00), or the aggregate unpaid principal amount of all advances made by the Lender to the Borrower under terms hereinafter set forth, whichever is less (the "Commitment Amount"), in lawful money of the United States, to pay interest on each advance at the rate set forth below, and to pay all taxes levied or assessed upon said principal sum against any holder of this Note and all costs, including reasonable attorneys' fees incurred in the collection, defense, preservation, enforcement or protection of this Note or any guaranty hereof, in the foreclosure of any mortgage or security interest now or hereafter securing the same or in any proceedings to otherwise enforce or protect this Note or any guaranty hereof or any security therefor. Interest on this Note shall be computed on the basis of a year of three hundred sixty (360) days and actual days elapsed. All advances shall be due and payable as set forth herein, but if not sooner paid, this note and all amounts due hereunder shall be due and payable on June 30, 2007 (the "Termination Date").

      (1) ADVANCES, NOTICE OF BORROWING. When the Borrower desires to borrow hereunder, it shall give the Lender one (1) days' written notice specifying the date of the proposed borrowing (which shall be a Banking Day (hereafter defined)), and the amount to be borrowed. Any such notice shall be irrevocable and shall be subject to Section 2(c) hereof. If any advance is made, the Lender shall record on the books and records of the Lender an appropriate notation evidencing such advance, each repayment on account of the principal thereof and the amount of interest paid; and the Borrower authorizes the Lender to maintain such records or make such notations and agrees that the amount shown on the books and records as outstanding from time to time shall constitute the amount owing to the Lender pursuant to this Note, absent manifest error. Each Variable Rate Advance shall be due and payable on the Termination Date. Unless an Event of Default has occurred the Borrower may borrow, repay and reborrow; and provided, further, that all outstanding principal plus accrued and unpaid interest shall be paid in full on the Termination Date.

      (2) INTEREST RATE/PAYMENTS.

      (a) Interest Rates, Payment of Interest. So long as no Event of Default (hereafter defined) has occurred and subject to the terms hereof, each advance hereunder shall bear interest at a rate per annum (the "Variable Rate") equal to the Prime Rate (as hereafter defined) plus one (1.0%) percent (herein a "Variable Rate Advance"). Interest on all Variable Rate Advances shall be payable monthly beginning on the first Banking Day of the month following the date of this Note, and continuing thereafter on the first Banking Day of each succeeding month until the principal balance shall be paid in full.

      (b) Automatic Payments. Borrower hereby authorizes Lender to automatically deduct from Borrower's account numbered [_______________] the amount of any loan payment ("Automatic Payments"). If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments. If any advance is made, the Lender shall record on the books and records of the Lender an appropriate notation evidencing any advance, each repayment on account of the principal thereof and the amount of interest paid; and the Borrower authorizes the Lender to maintain such records or make such notations and agrees that the amount shown on the books and records as outstanding from time to time shall constitute the amount owing to the Lender pursuant to this Note, absent manifest error.

      (3) DEFAULT RATE. To the extent allowed by applicable law, after the occurrence of any Event of Default, after maturity or after judgement has been rendered on this Note, Borrower's right to select pricing options shall cease (if applicable) and all outstanding principal and unpaid interest shall bear, until paid, interest at a rate per annum equal to two (2%) percentage points greater than that which would otherwise be applicable (the "Default Rate"). Where Borrower would, but for the application of the preceding sentence, have had the right to elect among interest rate options, the "Default Rate" shall mean the Variable Rate plus two (2%) percentage points.

      (4) LATE CHARGE. If a regularly scheduled payment is fifteen (15) days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $10.00, whichever is greater.

      (5) EXPENSES. Borrower further promises to pay to the Lender, as incurred, and as an additional part of the unpaid principal balance, all costs, expenses and reasonable attorneys' fees incurred (i) in the protection, modification, collection, defense or enforcement of all or part of this Note or any guaranty hereof as provided in the Loan Agreement, or (ii) in the foreclosure or enforcement of any mortgage or security interest which may now or hereafter secure either the debt hereunder or any guaranty thereof, or (iii) with respect to any action taken to protect, defend, modify or sustain the lien of any such mortgage or security agreement, or (iv) with respect to any litigation or controversy arising from or connected with this Note or any mortgage or security agreement or collateral which may now or hereafter secure this Note, or (v) as a consequence of any default by Borrower to complete a borrowing or (vi) with respect to any act to protect defend, modify, enforce or release any of its rights or remedies with regard to, or otherwise effect collection of, any collateral which may now or in the future secure this Note or with regard to or against Borrower or any endorser, guarantor or surety of this Note.

      (6) DEFINITIONS. (a) "Banking Day" shall mean with respect to Variable Rate Advances, any day other than a day on which commercial lenders in the Governing State are required or permitted by law to close.

      (b) "Governing State" shall mean the state where Lender's offices are located as set forth in the first paragraph of this Note.

      (c) "Loan Documents" shall mean any and all agreements, instruments, documents, security agreements, mortgages, financing statements, and supplements thereto and relating to the Loan, or entered into between the Borrower or Guarantor (hereafter defined) in favor of, or with, the Lender, at any time, for any purpose.

      (d) "Obligations" shall mean all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Lender of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, whether or not such obligations are related to the transaction described in this Loan Agreement, by class, or kind, or whether or not contemplated by the parties at the time of the granting of this security interest, including without limitation, all interest, fees, charges, expenses and attorneys' fees chargeable to the Borrower or incurred by the Lender in connection with the Borrower's account whether provided for herein or in any Loan Document.

      (e) The term "Prime Rate" means the variable per annum rate of interest so designated from time to time by the Lender as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. The rate of interest hereunder shall change simultaneously and automatically, without further notice, upon the Lender's determination and designation from time to time of the Prime Rate. The Lender's determination and designation from time to time of the Prime Rate shall not in any way preclude the Lender from making loans to other borrowers at rates that are higher or lower than or different from the referenced rate.

      (f) "Variable Rate Advance" shall have the meaning set forth in paragraph 2(a) hereof.

      (9) PREPAYMENT. The Borrower shall be required to prepay ON DEMAND all advances made under this Note to the extent the aggregate of all such advances exceeds the amounts permitted hereunder. In addition the Borrower shall pay, if applicable, charges incurred pursuant to the terms hereof.

      All payments will be applied first to the payment of late charges, then to accrued and unpaid interest due and owing and the balance on account of the unpaid principal of this Note.

      Borrower may terminate the Revolving Loan evidenced by this Note at any time provided the applicable Prepayment Consideration (as defined below) is tendered at termination. The "Prepayment Consideration" shall be (a) during the first year of this loan, three (3%) percent of Commitment Amount; and (b) during the second year of this loan, two (2%) percent of the Commitment Amount.

      (10) DEFAULT. The happening of any of the following events or conditions shall constitute an "Event of Default" under this Note:

      1. Failure to make any payment of principal or interest or any sum due under this Note within fifteen (15) days of the date when the same shall be due and payable; or

      2. Default by the Borrower in the payment or performance of any obligation on its part to be paid or performed, or breached by the Borrower of any representation, warranty, term, covenant or condition of or under any agreements between the Lender and the Borrower including, without limitation, any default or Event of Default under that certain Loan and Security Agreement dated of even date herewith, as the same may be amended, modified, extended or restated or in any documents or instruments referred to in said agreements, and without limitation any default or Event of Default under that certain Term Promissory Note given by Borrower to Lender of even date herewith as the same may be amended, modified extended or restated.

      3. Termination of this loan and line of credit for any reason prior to the Termination Date.

      Upon and after an Event of Default, the availability of advances hereunder shall, at the option of the Lender, be deemed to be automatically terminated and, at its option, the whole of said indebtedness, both principal and interest, and including any other sums which may become due under this Note, shall, at the option of the holder of this Note, immediately become due and payable without presentment, demand, protest, notice of protest, or other notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower.

      (12) WAIVERS, CONSENT TO JURISDICTION. The Borrower agrees that no delay or failure on the part of the holder in exercising any power, privilege, remedy, option or right hereunder shall operate as a waiver thereof or of any other power, privilege, remedy or right; nor shall any single or partial exercise of any power, privilege, remedy, option or right hereunder preclude any other or future exercise thereof or the exercise of any other power, privilege, remedy, option or right. The rights and remedies expressed herein are cumulative, and may be enforced successively, alternately, or concurrently and are not exclusive of any rights or remedies which holder may or would otherwise have under the provisions of all applicable laws, and under the provisions of all agreements between the Borrower and the Lender.

      The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. The Borrower hereby assents to any extension or postponement of the time of payment or any other indulgence, to the addition or release of any party or person primarily or secondarily liable, and to the addition, release and/or substitution of all or any portion of any collateral now or hereafter securing this Note.

      Borrower shall not be obligated to pay and Lender shall not collect interest at a rate higher than the maximum permitted by law or the maximum that will not subject Lender to any civil or criminal penalties. If, because of the acceleration of maturity the payment of interest in advance or any other reason, Borrower is required, under the provisions of any Loan Document or otherwise, to pay interest at a rate in excess of such maximum rate, the rate of interest under such provisions shall immediately and automatically be reduced to such maximum rate and any payment made in excess of such maximum rate shall be applied to principal outstanding hereunder or, if required by applicable law, shall be returned to Borrower.

      Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other security document(s) which is not of public record and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other document(s), the Borrower will issue, in lieu thereof, a replacement Note or other document(s) in the same principal amount thereof and otherwise of like tenor.

      This Note is subject to and secured by the collateral set forth in the Loan Agreement dated February 24, 2006, as amended by the First Amendment of even date herewith, which, inter alia, contains waivers and consents of the Borrower including, without limitation, waivers of jury trial, setoff rights and Lender's right to sell all or portions of the loan evidenced hereby.

      This Note amends and restates a certain Revolving Promissory Note dated February 24, 2006.

      This Note shall be governed by and construed in accordance with the laws of the Governing State.


      Dated: January  __, 2007.

                                        RANOR, INC.

                                        By: /s/ James G Reindl
                                            ------------------------------------
                                            Its Chairman
                                            Duly Authorized

                              CAPEX PROMISSORY NOTE
                              ---------------------

      FOR VALUE RECEIVED, RANOR, INC., having an address at One Bella Drive, Westminster, Massachusetts 01473 ("Borrower") promises to pay to the order of SOVEREIGN BANK, a federal savings bank having an address and principal office at 1010 Farmington Avenue, West Hartford, CT 06107 ("Lender"), the principal sum of FIVE HUNDRED THOUSAND ($500,000.00) DOLLARS, or so much thereof as may be advanced, with interest thereon, or on the amount thereof from time to time outstanding, to be computed, as hereinafter provided, on each advance from the date of its disbursement until such principal sum shall be fully paid. Interest and principal shall be payable as set forth in Section 1 below. The total principal sum, or the amount thereof outstanding, together with any accrued but unpaid interest, shall be due and payable in full on February 1, 2013 (the "Maturity Date") in accordance with the Loan Agreement (hereafter defined) pursuant to which this Note has been issued.

This Note is issued pursuant to the terms, provisions and conditions of an agreement captioned "Loan and Security Agreement" dated February 24, 2006, as amended by an agreement captioned "First Amendment to Loan Agreement" as of the date hereof between Borrower and Lender (collectively, the "Loan Agreement") and evidences the Capex Loan and Loan Advances made pursuant to Section 2.16 thereto. Capitalized terms used herein which are not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement.

      (1) INTEREST RATE/PAYMENTS.

      (a) Interest Rates, Payment of Interest. So long as no Event of Default (hereafter defined) has occurred and subject to the terms hereof, principal outstanding hereunder shall bear interest at a variable rate (the "Variable Rate") equal to the Prime Rate (hereinafter defined) plus one percent (1.0%) per annum through and including January 31, 2008, and thereafter at either the Variable Rate or the COF Rate (as hereinafter defined) as selected by the Borrower; provided that Borrower notifies Lender in writing of its selection of interest rate on or before January 15, 2008. If Borrower fails to so notify Lender of its selection of interest rate, principal outstanding hereunder after January 31, 2008 shall bear interest at the Variable Rate.

      All interest shall be payable in arrears commencing February 1, 2007 and on the first day of each month thereafter until the principal together with all interest and other charges payable with respect to the Loan shall be fully paid, and calculated on the basis of a 360 day year and the actual number of days elapsed. Each change in the Prime Rate shall simultaneously change the Variable Rate payable under this Note. Each change in the Cost of Funds Rate shall simultaneously change the COF Rate.

      From the period hereof through February 1, 2008 (the "Conversion Date"), the Borrower shall pay payments of interest only. Commencing March 1, 2008 and on the first Banking Day of each month thereafter, Borrower shall pay monthly payments of principal in an amount sufficient to amortize the amount outstanding hereunder on the Conversion Date over a five (5) year schedule. The entire principal balance shall be due and payable in full on the Maturity Date.

      (b) Automatic Payments. Borrower hereby authorizes Lender to automatically deduct from Borrower's operating account the amount of any loan payment ("Automatic Payments"). If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments. The Lender shall record on the books and records of the Lender an appropriate notation evidencing each repayment on account of the principal hereof and the amount of interest paid; and the Borrower authorizes the Lender to maintain such records or make such notations and agrees that the amount shown on the books and records as outstanding from time to time shall constitute the amount owing to the Lender pursuant to this Note, absent manifest error.

      (2) DEFAULT RATE. To the extent allowed by applicable law, after the occurrence of any Event of Default, after maturity or after judgment has been rendered on this Note, all outstanding principal and unpaid interest shall bear, until paid, interest at a rate per annum equal to two (2%) percentage points greater than that which would otherwise be applicable (the "Default Rate").

      (3) LATE CHARGE. If a regularly scheduled payment is fifteen (15) days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $10.00, whichever is greater.

      (4) EXPENSES. Borrower further promises to pay to the Lender, as incurred, and as an additional part of the unpaid principal balance, all costs, expenses and reasonable attorneys' fees incurred (i) in the protection, modification, collection, defense or enforcement of all or part of this Note or any guaranty hereof, or (ii) in the foreclosure or enforcement of any mortgage or security interest which may now or hereafter secure either the debt hereunder or any guaranty thereof, or (iii) with respect to any action taken to protect, defend, modify or sustain the lien of any such mortgage or security agreement, or (iv) with respect to any litigation or controversy arising from or connected with this Note or any mortgage or security agreement or collateral which may now or hereafter secure this Note, or (v) with respect to any act to protect defend, modify, enforce or release any of its rights or remedies with regard to, or otherwise effect collection of, any collateral which may now or in the future secure this Note or with regard to or against Borrower or any endorser, guarantor or surety of this Note.

      (5) DEFINITIONS.

      (a) "Banking Day" shall mean any day other than a day on which commercial lenders in the Governing State are required or permitted by law to close.

      (b) "COF Rate" means the Cost of Funds Rate plus 300 basis points.

      (c) "Conversion Date" means February 1, 2008.

      (d) "Cost of Funds Rate" means the per annum rate of interest selected by the Borrower which Lender is presumed to pay or is offering to pay, for wholesale liabilities, adjusted for reserve requirements and such other requirements as may be imposed by federal, state or local government and regulatory agencies as determined by Sovereign Treasury Group, or its successors.

      (e) "Governing State" shall mean the state where Lender's offices are located as set forth in the first paragraph of this Note.

      (f) "Loan Documents" shall mean any and all agreements, instruments, documents, security agreements, mortgages, financing statements, and supplements thereto and relating to the Loan, or entered into between the Borrower or Guarantor (hereafter defined) in favor of, or with, the Lender, at any time, for any purpose.

      (g) "Maturity Date" shall have the meaning set forth in the first paragraph of this Note.

      (h) "Obligations" shall mean all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Lender of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, whether or not such obligations are related to the transaction described in this Loan Agreement, by class, or kind, or whether or not contemplated by the parties at the time of the granting of this security interest, including without limitation, all interest, fees, charges, expenses and attorneys' fees chargeable to the Borrower or incurred by the Lender in connection with the Borrower's account whether provided for herein or in any Loan Document.

      (i) The term "Prime Rate" means the variable per annum rate of interest so designated from time to time by the Lender as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. The rate of interest hereunder shall change simultaneously and automatically, without further notice, upon the Lender's determination and designation from time to time of the Prime Rate. The Lender's determination and designation from time to time of the Prime Rate shall not in any way preclude the Lender from making loans to other borrowers at rates that are higher or lower than or different from the referenced rate.

      (j) "Variable Rate" shall have the meaning set forth in paragraph 1(a) hereof.

      (6) OPTIONAL PREPAYMENT. Borrower may prepay the outstanding indebtedness due hereunder in whole, or in part, without penalty or premium.

      All such prepayment amounts shall be applied first to fees and expenses then due hereunder, then to interest on the unpaid principal balance accrued to the date of prepayment and last to the principal balance then due hereunder.

      (7) DEFAULT. The happening of any of the following events or conditions shall constitute an "Event of Default" under this Note:

      1. Failure to make any payment of principal or interest or any sum due under this Note within fifteen (15) days of the date when the same shall be due and payable; or

      2. Default by the Borrower in the payment or performance of any obligation on its part to be paid or performed, or breached by the Borrower of any representation, warranty, term, covenant or condition of or under any agreements between the Lender and the Borrower including, without limitation, any default or Event of Default under the Loan Agreement, as the same may be amended, modified, extended or restated or in any documents or instruments referred to in said agreements.

      Upon and after an Event of Default, the availability of advances hereunder shall, at the option of the Lender, be deemed to be automatically terminated and, at its option, the whole of said indebtedness, both principal and interest, and including any other sums which may become due under this Note, shall, at the option of the holder of this Note, immediately become due and payable without presentment, demand, protest, notice of protest, or other notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower.

      (8) WAIVERS, CONSENT TO JURISDICTION. The Borrower agrees that no delay or failure on the part of the holder in exercising any power, privilege, remedy, option or right hereunder shall operate as a waiver thereof or of any other power, privilege, remedy or right; nor shall any single or partial exercise of any power, privilege, remedy, option or right hereunder preclude any other or future exercise thereof or the exercise of any other power, privilege, remedy, option or right. The rights and remedies expressed herein are cumulative, and may be enforced successively, alternately, or concurrently and are not exclusive of any rights or remedies which holder may or would otherwise have under the provisions of all applicable laws, and under the provisions of all agreements between the Borrower and the Lender.

      The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. The Borrower hereby assents to any extension or postponement of the time of payment or any other indulgence, to the addition or release of any party or person primarily or secondarily liable, and to the addition, release and/or substitution of all or any portion of any collateral now or hereafter securing this Note.

      Borrower shall not be obligated to pay and Lender shall not collect interest at a rate higher than the maximum permitted by law or the maximum that will not subject Lender to any civil or criminal penalties. If, because of the acceleration of maturity the payment of interest in advance or any other reason, Borrower is required, under the provisions of any Loan Document or otherwise, to pay interest at a rate in excess of such maximum rate, the rate of interest under such provisions shall immediately and automatically be reduced to such maximum rate and any payment made in excess of such maximum rate shall be applied to principal outstanding hereunder or, if required by applicable law, shall be returned to Borrower.

      This Note is subject to and secured by the collateral set forth in the Loan Agreement which, inter alia, contains waivers and consents of the Borrower including, without limitation, waivers of jury trial, setoff rights and Lender's right to sell all or portions of the loan evidenced hereby.

      This Note shall be governed by and construed in accordance with the laws of the Governing State.

      Dated: January __, 2007.


                                        RANOR, INC.


                                        By: /s/ James G. Reindl
                                            ------------------------------------
                                                 James G. Reindl
                                                 Its Chairman
                                                 Duly Authorized